UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2018

NTN BUZZTIME, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2231 Rutherford Rd, Suite 200
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 438-7400

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At our 2018 annual meeting of stockholders held on June 8, 2018, our stockholders considered and voted upon the following proposals:

1.	To elect six (6) directors to hold office until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

2.	To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

As of April 13, 2018, the record date for the 2018 annual meeting of stockholders, there were 2,520,554 shares of common stock issued, outstanding and eligible to vote at the 2018 annual meeting. The final voting results on each of the matters presented to the stockholders are as follows:

1.	Election of Directors: The six (6) individuals below were elected as directors until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Name	For	Withheld	Broker Non-Votes
Jeff Berg	1,156,950	398,385	601,176
Ram Krishnan	1,265,766	289,569	601,176
Steve Mitgang	1,233,161	322,174	601,176
Richard Simtob	1,500,723	54,612	601,176
Gregg Thomas	1,500,720	54,615	601,176
Paul Yanover	1,265,705	289,630	601,176

2.	Ratification of Squar Milner, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018: The appointment of Squar Milner, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified.

For	Against	Abstain	Broker Non-Votes
2,094,121	1,274	61,116	0

Item 8.01.	Other Events.

A copy of our bylaws is filed as an exhibit to this report. The sole purpose for doing so is because we recently became aware that the bylaws accessible from the hyperlink in the exhibit index of certain of our prior filings with the Securities and Exchange Commission contained certain formatting errors. Our bylaws are not being filed because there has been an amendment to them.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Bylaws, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2018	NTN BUZZTIME, INC.

	By:	/s/ Allen Wolff
Allen Wolff
Chief Financial Officer and Executive Vice President